                                                                   EXHIBIT 10.32



                                U.S. $150,000,000

                             GIANT INDUSTRIES, INC.

                      9% Senior Subordinated Notes due 2007

                               PURCHASE AGREEMENT


                                                                 August 21, 1997



UBS Securities LLC
Donaldson, Lufkin & Jenrette Securities Corporation
BancAmerica Securities, Inc.
Jefferies & Company, Inc.
c/o UBS Securities LLC
299 Park Avenue
New York, NY 10171-0026

Dear Sirs:

            Giant Industries, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to UBS Securities LLC ("UBS"), Donaldson, Lufkin & Jenrette Securities Corporation, BancAmerica Securities, Inc. and Jefferies & Company, Inc. (the "Purchasers") U.S. $150,000,000 principal amount of 9% Senior Subordinated Notes due 2007 (the "Notes"). The Notes are to be issued pursuant to an Indenture dated as of August 26, 1997 (the "Indenture"), among the Company, each of the Company's subsidiaries, which are listed on the signature pages hereto, as guarantors of the Notes (the "Subsidiary Guarantors" and, together with the Company the "Sellers"), and The Bank of New York, as indenture trustee (the "Trustee"). This is to confirm the agreement between the Sellers and the Purchasers concerning the issue and purchase of the Notes.

            Holders (including subsequent transferees) of the Notes will have the registration rights set forth in the Registration Rights Agreement of even date herewith (the "Registration Rights Agreement") between the Sellers and the Purchasers. Pursuant to the Registration Rights Agreement, the Company has agreed to file with the Securities and Exchange Commission (the "Commission")
(i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act") registering the offering of senior subordinated notes (the "Exchange Notes") identical in all material respects to the Notes (except that the Exchange Notes will not contain terms with respect to transfer restrictions) to be offered in exchange for the Notes and (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Securities Act.

            It is understood that (a) the Purchasers will offer and resell some or all of the Notes in the United States to "qualified institutional buyers" in reliance on Rule 144A under the Securities Act, and to institutional "accredited investors", within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act, and (b) the Purchasers or affiliates thereof may resell a portion of the Notes outside the United States to certain persons in reliance on Regulation S under the Securities Act.

            1. Representations and Warranties. The Company and each Subsidiary Guarantor jointly and severally represent, warrant and agree that:

            (a) The Company has prepared a preliminary confidential offering memorandum dated August 8, 1997 and a confidential offering memorandum dated the date hereof relating to the Notes. Copies of such preliminary confidential offering memorandum and such confidential offering memorandum have been delivered by the Company to the Purchasers. As used in this Agreement, "Offering Memorandum" means such preliminary confidential offering memorandum and such confidential offering memorandum as amended or supplemented. The preliminary confidential offering memorandum, as of its date, and the Offering Memorandum does not, as of the date hereof, and will not, as of the date of any amendment or supplement thereto or as of the Delivery Date (as defined in Paragraph 4), contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Sellers make no representation or warranty as to information contained in the Offering Memorandum in reliance upon and in conformity with written information furnished to the Sellers by or on behalf of any Purchaser expressly for inclusion therein and identified in Section 7(g) hereof.

            (b) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and as described in the Offering Memorandum; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the assets, liabilities, results of operations, condition (financial or otherwise), earnings, business affairs or prospects of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect").

            (c) The Subsidiary Guarantors are the only direct or indirect subsidiaries, whether wholly or partially owned, of the Company. Each of the Subsidiary Guarantors has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and as described in the Offering Memorandum and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the assets, liabilities, results of operations, condition (financial or otherwise), earnings, business affairs or prospects of such Subsidiary Guarantor. All the issued and outstanding capital stock of each such Subsidiary Guarantor is owned by the Company or another Subsidiary Guarantor, free and clear of any security interest, mortgage, pledge, lien, charge or other encumbrance (each, a "Lien").

            (d) The execution, delivery and performance by the Sellers of this Agreement, the Registration Rights Agreement, the Indenture, the Notes and the guarantees of the Notes by the Subsidiary Guarantors (the "Guarantees") and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or a default or the loss of any material benefit under, or the termination of, or result in the creation or imposition of any Lien upon any property or assets of any Seller pursuant to any contract, indenture, mortgage, loan agreement, note, lease, license or other instrument (each a "Contract") to which any Seller is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject, nor will such action result in any violation of the provisions of the charter or bylaws of any Seller or, subject to compliance by the Purchasers with Paragraph 11, any applicable law, administrative regulation or administrative or court order or decree applicable to any Seller. Except as contemplated by the Registration Rights Agreement or as may be required under the Securities Act or the Trust Indenture Act, no consent, approval, authorization or order of, or notice to or filing with, any United States Federal or state governmental agency or body or any court of the United States or of any state thereof is required of the Sellers in connection with the transactions contemplated by this Agreement.

            (e) This Agreement has been duly and validly executed and delivered by each Seller and constitutes a legal, valid and binding agreement of each Seller, enforceable against each Seller in accordance with its terms, except to the extent that the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. The Indenture has been duly authorized and, when executed and delivered by the Sellers (assuming due execution and delivery by the Trustee), will constitute a legal, valid and binding agreement of each Seller, enforceable against each

      Seller, in accordance with its terms, except to the extent that the enforceability thereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to creditors' rights generally and (B) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. The Registration Rights Agreement has been duly and validly executed and delivered by each Seller and constitutes a legal, valid and binding agreement of each Seller, enforceable against each Seller in accordance with its terms, except to the extent that the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

            (f) The Notes have been duly authorized for issuance and sale as contemplated by this Agreement, the Indenture and the Offering Memorandum and, on the Delivery Date, will have been duly executed by the Company and, when issued, authenticated and delivered in the manner provided for in this Agreement and the Indenture against payment of the consideration therefor specified in the Offering Memorandum, the Notes, which will be substantially in the form heretofore delivered to you, will constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, and will be entitled to the benefits provided by the Indenture, except to the extent that the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Notes will constitute senior subordinated debt obligations of the Company. The Guarantees have been duly authorized for issuance as contemplated by this Agreement, the Indenture and the Offering Memorandum and, on the Delivery Date, will have been duly executed by the Subsidiary Guarantors and, when issued and delivered in the manner provided for in this Agreement and the Indenture, will constitute legal, valid and binding obligations of the Subsidiary Guarantors enforceable against the respective Subsidiary Guarantors in accordance with their terms, except to the extent that the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to creditors' rights generally and
      (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Guarantees will constitute senior subordinated obligations of the Subsidiary Guarantors.

            (g) No Seller is in violation of its charter or bylaws and no Seller is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any Contract or any applicable law, administrative regulation or administrative or court order or decree, which violation or default would, singly or in the aggregate, have a Material Adverse Effect.

            (h) The Sellers possess such certificates, authorizations or permits issued by the appropriate regulatory or other governmental agencies or bodies as are necessary to conduct the business as now conducted by the Company and as described in the Offering Memorandum, except where the failure to possess any such certificate, authorization or permit would not, singly or in the aggregate, have a Material Adverse Effect; and neither the Company nor any Subsidiary Guarantor has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

            (i) To the best of the Company's knowledge, Deloitte & Touche LLP, the accountants who have audited and reported upon the financial statements and supporting schedules of the Company included in the Offering Memorandum, are independent public accountants with respect to the Company and its subsidiaries within the meaning of the Securities Act and the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the applicable rules and regulations promulgated thereunder (the "Rules and Regulations").

            (j) The financial statements of the Company and its consolidated subsidiaries included in the Offering Memorandum present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, except for footnotes to the unaudited financial statements and provided that the unaudited financial statements are subject to normal year-end adjustments.

            (k) Since the respective dates as of which information is given in the Offering Memorandum, and except as otherwise stated therein, (i) there has been no material adverse change in the assets, liabilities, results of operations, condition (financial or otherwise), earnings, business affairs or prospects of the Company and its subsidiaries, taken as a whole, (ii) there have been no transactions entered into by the Company that are material to the Company and (iii) except for regular quarterly dividends, there has been no dividend declared, paid or made by the Company on any class of its capital stock.

            (l) Subject to compliance by the Purchasers with Paragraph 11, no consent, approval, authorization, order or decree of any court or governmental agency or body is required in connection with the issuance and sale of the Notes or the consummation by the Sellers of any other transaction contemplated by this Agreement except as has been obtained and is in effect and except as may be required by the securities or Blue Sky laws of any state of the United States in connection with the sale of the Notes.

            (m) No registration of the Notes under the Securities Act and no qualification of an indenture under the United States Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), is required in connection with the offer and sale of the Notes in the manner contemplated by the Offering Memorandum and this Agreement (other than pursuant to the terms of the Registration Rights Agreement).

            (n) No strike, work stoppage or other similar labor dispute with the employees of any Seller exists or, to the knowledge of any Seller, is threatened, which would have a Material Adverse Effect.

            (o) There is no action, suit or proceeding before or by any court or governmental agency or body now pending, or, to the knowledge of any Seller, threatened against or affecting any Seller which is not disclosed in the Offering Memorandum, and which, if adversely determined, would result in a Material Adverse Effect or would prevent or hinder the consummation of all the transactions contemplated by this Agreement.

            (p) Except as set forth in the Offering Memorandum and except for matters that would not have a Material Adverse Effect, (i) neither the property nor the operations of any Seller are in violation of any environmental law or any order of any governmental authority; (ii) no Seller is in violation of or subject to any pending, or to any Seller's knowledge, threatened, action, suit, investigation, inquiry or proceeding by any governmental authority or to any remedial obligations under any environmental law; (iii) all notices, permits or similar authorizations, if any, required to be obtained or filed in connection with the property or business of the Sellers, including, without limitation, past or present emission, discharge, treatment, storage, disposal or release of a Hazardous Material (as defined below) into the environment, have been duly obtained or filed; (iv) the Company has taken or is taking all steps required by law to determine and has determined in connection with each such matter that no Hazardous Materials have been disposed of or otherwise released and there has been no threatened release of any Hazardous Material from, on or to any property of any Seller; and (v) no Seller has any present or contingent liability in connection with any release or threatened release of any Hazardous Material into the environment, whether on or off its property. The term "Hazardous Material" means any oil (including petroleum products, crude oil and any fraction thereof), solid waste, "hazardous substance" or "hazardous waste" (as defined in Section 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act, Section 1004(5) of the Resource Conservation and Recovery Act and any regulations promulgated thereunder), or other hazardous material that is regulated by a local, state or federal governmental authority charged with protection of the environment.

            (q) Except as described in the Offering Memorandum, all tax returns required to be filed by any Seller in any jurisdiction or with any tribal authority have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest.

            (r) All the issued and outstanding shares of the capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable.

            (s) The Notes, the Guarantees and the Indenture conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum.

            (t) No holder of any security of the Company has the right to have any security owned by such holder registered under the Securities Act by reason of the issue or sale of the Notes.

            (u) Except as otherwise described in the Offering Memorandum, neither the Company nor any of its affiliates nor any person acting on behalf of the Company has, within the six months prior to the date of this Agreement, offered or sold (regardless of whether such offers or sales constitute a distribution within the meaning of Regulation M under the Exchange Act) any Notes, any securities of the same class and/or series as the Notes, or any immediately convertible into or exchangeable for Notes, nor will any such offers or sales be made without the prior written consent of UBS at any time prior to the date that is 90 days after the completion of the offering of the Notes contemplated hereby. The Company has not taken and will not take, directly or indirectly, any action prohibited by Regulation M. The Company has not entered into any contractual arrangement which provides for the distribution of the Notes other than this Agreement.

            (v) Neither the Company nor any of its affiliates nor any persons authorized to act on behalf of the Company or any such affiliates (other than the Purchasers or any person acting on their behalf as to whom the Sellers do not warrant or covenant) have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Notes and the Company, each such affiliate and each person authorized by the Company to act on behalf of any of them has complied and will comply with any applicable offering restrictions requirement of Regulation S.

            (w) Neither the Company nor any of its affiliates nor any person authorized by the Company to act on behalf of the Company or any such affiliate has offered or sold, or will offer or sell, the Notes by means of any form of general solicitation or general advertising (within the meaning of Rule 502(c) of Regulation D under the Securities Act), including, but not limited to, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

            (x) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Notes are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. "automated inter-dealer quotation system" (as such term is used in Rule 144A(d)(3)).

            (y) The Company is not and will not as a result of the offer and sale of the Notes be (i) an "investment company" or a company "controlled" by an investment company within the meaning of the United States Investment Company Act of 1940, as amended, (ii) a "holding company" or a "subsidiary company" of a holding company or an "affiliate" thereof within the meaning of the United States Public Utility Holding Company Act of 1935, as amended, or (iii) subject to regulation under the United States Federal Power Act or any federal or state statute or regulation limiting its ability to incur indebtedness for borrowed money.

            (z) The Company is not actively considering any plan or transaction that, if consummated, would result in any mandatory requirement to redeem, or make an offer to purchase, the Notes pursuant to the terms thereof.

            (aa) The Company is a reporting issuer (within the meaning of Regulation S under the Securities Act).

            2. Purchase and Offering of the Notes. On the basis of the representations and warranties contained in, and upon the terms and subject to conditions of, this Agreement, the Company agrees to issue and sell to the Purchasers and the Purchasers agree, severally and not jointly, to purchase and pay for the respective principal amounts of Notes set forth opposite the name of the several Purchasers in Schedule I hereto at a price equal to the issue price of 100% of the principal amount of the Notes (the "Issue Price"). The sale of the Notes to the Purchasers will be made without registration of the Notes under the Securities Act, in reliance on the exemption therefrom provided by Section 4(2) of the Securities Act.

            3. Commissions and Fees. The Company agrees to pay to the Purchasers a commission of 2% of the principal amount of the Notes in consideration of the agreement by the Purchasers to purchase the Notes. The Purchasers shall be entitled to deduct such commissions from the purchase price of the Notes.

            4. Delivery and Payment. Payment of the purchase price for the Notes shall be made by the Purchasers to the Company or its order in U.S. dollars in same-day funds by 11:00 A.M., New York City time, on August 26, 1997 or at such later date and time as may be determined by agreement between the Company and UBS. This date and time are sometimes referred to as the "Delivery Date". Such payment shall be made against delivery of one or more certificates in global or definitive form for the Notes in such denominations and registered in such names as the Purchasers request upon notice to the Company at least two business days prior to the Delivery Date.

            5.    Covenants.  The Company agrees as follows:

            (a) The Company shall furnish promptly to each of the Purchasers a copy of the Offering Memorandum and each amendment and supplement thereto and shall deliver promptly to the Purchasers such number of copies of the Offering Memorandum and each amendment and supplement thereto as the Purchasers may reasonably request.

            (b) If at any time prior to the completion, as determined by the Purchasers, of the distribution of the Notes, any event occurs as a result of which the Offering Memorandum would contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, the Company will promptly so notify the Purchasers and will prepare and furnish to the Purchasers, subject to Paragraph 5(c), copies of such amendments or supplements to the Offering Memorandum as may be necessary so that the statements in the Offering Memorandum as so amended or supplemented will not contain any such untrue statement or omit to state any such material fact or be misleading and so that the Offering Memorandum, as so amended or supplemented, will comply with applicable law.

            (c) Within a reasonable amount of time prior to any proposed publication of any amendment or supplement to the Offering Memorandum, the Company shall furnish a copy thereof to the Purchasers and shall not publish or use any such amendment or supplement to which the Purchasers or their counsel shall reasonably object.

            (d) The Company shall comply with the terms of the Indenture and the Offering Memorandum and shall promptly notify the Purchasers if the Company discovers that any of its representations contained in this Agreement is not, at any time prior to the completion of the distribution of the Notes, true and correct, or if the Company has at any such time breached any of its obligations hereunder.

            (e) If, at any time prior to two years after the Delivery Date, the Company is neither subject to Section 13 or 15(d) of the Exchange Act nor exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, the Company shall furnish, as soon as available, to the Purchasers, and, upon request of a holder of Notes, to such holder and any prospective purchaser designated by such holder, copies of the information required to be delivered to holders and prospective purchasers of any Notes which constitute "restricted securities" under Rule 144 under the Securities Act in order to permit compliance with Rule 144A under the Securities Act.

            (f) Neither the Company nor any of its affiliates will take, directly or indirectly, any action designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of the Notes at any time prior to the Purchasers notifying the Company of the completion of the distribution of the Notes.

            (g) The Company will endeavor to qualify the Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Purchasers shall reasonably request and to continue such qualification in effect so long as reasonably required for resale by the Purchasers of the Notes; provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

            (h) So long as the Notes are outstanding, the Company will promptly furnish to the Purchasers copies of all reports or other communications (financial or other) furnished by the Company or the Trustee to holders of Notes, and copies of filings including financial statements furnished to or filed with the Commission or any national securities exchange by the Company.

            (i) The Company will take all action that is appropriate or necessary to assure that its offerings of other securities will not be integrated, for purposes of the registration requirements of the Securities Act, with the offerings contemplated hereby.

            (j) If requested by the Purchasers, the Company shall use its best efforts to permit the Notes to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. (the "NASD") relating to the trading in the PORTAL Market; unless so requested by the Purchasers, the Company will not take any action to permit the Notes to be designated PORTAL securities without the Purchasers' consent, which shall not be unreasonably withheld.

            (k) The Company shall use its best efforts to assist the Purchasers in arranging to cause the Notes to be eligible for settlement through the facilities of The Depository Trust Company ("DTC").

            (l) The Company shall, if requested by the Purchasers, use its best efforts to cause the Notes to be eligible for settlement through the facilities of Cedel Bank, societe anonyme ("Cedel"), and the Euroclear System ("Euroclear").

            6. Costs and Expenses. The Company agrees (whether or not the transactions contemplated hereby are consummated) to pay all costs and expenses (including any taxes) incident to the authorization, issuance, sale and delivery of the Notes or relating to the preparation of this Agreement, the Registration Rights Agreement, the Indenture and the Offering Memorandum, including, without limitation: (i) all costs, expenses and taxes in connection with the preparation, issue, exchange and delivery of the Notes, including any stamp or similar issue tax and any related interest or penalties incident to the authorization and issue of the Notes, and the sale and delivery of the Notes to the Purchasers; (ii) all fees and expenses of counsel for the Company and other advisors engaged by the Company; (iii) all fees and expenses of the Trustee and any registrar and paying and transfer agents; (iv) all fees and expenses incurred in connection with any rating of the Notes; (v) all fees of DTC, Cedel and Euroclear; (vi) expenses in connection with the qualification of the Notes for sale as contemplated by Paragraph 5(g), including but not limited to all filing fees (but excluding fees and expenses of counsel for the Purchasers); and
(vii) all listing fees and expenses in connection with any listing of the Notes on any securities exchange or The NASDAQ Stock Market, Inc. The Purchasers will pay for all fees and expenses of counsel for the Purchasers and other advisors engaged by the Purchasers incurred in connection with the offering of the Notes, expenses incurred to print the Offering Memorandum and the travel and other out-of-pocket expenses of the Purchasers and the Company incurred in connection with "road show" presentations; provided that, in the event this Agreement is terminated pursuant to Paragraph 10(i), the Company will pay all such fees and expenses.

            7.    Indemnification.

            (a) The Sellers, jointly and severally, shall indemnify and hold harmless each Purchaser and its affiliates and each person, if any, who controls any Purchaser or its affiliates within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each director, officer, employee or agent of any Purchaser or its affiliates (each a "Purchaser Indemnified Party"), from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which any Purchaser Indemnified Party may become subject, insofar as such loss, claim, damage, liability or action (i) arises out of, or is based upon, or relates to any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum, or which arises out of, or is based upon, the omission or alleged omission to state in the Offering Memorandum a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) arises out of, or is based upon, or relates to any breach of a representation, warranty or agreement of the Sellers set forth herein, and shall promptly reimburse each Purchaser Indemnified Party for any legal and other expenses reasonably incurred, as such legal and other expenses are incurred, by such Purchaser Indemnified Party in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action; provided that the Sellers shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, or relates to any untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Memorandum in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Purchaser expressly for inclusion therein and identified in
      Section 7(g) hereof. The foregoing indemnity agreement is in addition to any liability which the Sellers may otherwise have to any Purchaser Indemnified Party.

            (b) Each Purchaser shall severally and not jointly indemnify and hold harmless the Company and its affiliates, any person who controls the Company or its affiliates within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and each director, officer, employee and agent of the Company or its affiliates (each a "Company Indemnified Party"), from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which any Company Indemnified Party may become subject, insofar as such loss, claim, damage, liability or action (i) arises out of, or is based upon, or relates to any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum, or which arises out of, or is based upon, or relates to the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Purchaser expressly for inclusion therein and identified in Section 7(g) hereof, or (ii) arises out of, or is based upon, or relates to any breach of a representation, warranty or agreement of such Purchaser set forth herein, and shall promptly reimburse such Company Indemnified Party for any legal and other expenses reasonably incurred by such Company Indemnified Party in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action. The foregoing indemnity agreement is in addition to any liability which a Purchaser may otherwise have to any such Company Indemnified Party.

            (c) Promptly after receipt by an indemnified party under this Paragraph 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Paragraph 7, notify the indemnifying party in writing of the claim or the commencement of the action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Paragraph 7 except to the extent it has been materially prejudiced by such failure and provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Paragraph 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Paragraph 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or
      (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (plus separate local counsel, if retained by the indemnified party) at any time for all such indemnified parties, which firm shall be designated in writing by UBS, if the indemnified parties under this Paragraph 7 are Purchaser Indemnified Parties, or by the Company, if the indemnified parties under this Paragraph 7 are Company Indemnified Parties.

            (d) No indemnifying party shall be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld), but if settled with such consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless each indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement is (i) for money damages only, (ii) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such proceeding and (iii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

            (e) If the indemnification provided for in this Paragraph 7 shall for any reason be unavailable to or insufficient to hold harmless any indemnified party under Paragraph 7(a) or 7(b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the aggregate amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Sellers on the one hand and the Purchasers on the other from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Sellers on the one hand and the Purchasers on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Sellers on the one hand and the Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes (obtained by subtracting accrued interest, if any, but before deducting expenses) received by the Sellers bear to the total commissions received by the Purchasers with respect to such offering. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Sellers on the one hand or the Purchasers on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Paragraph 7(e) shall be deemed to include, for purposes of this Paragraph 7(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Paragraph 7, each affiliate of a Purchaser and each person, if any, who controls any of the Purchasers within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as each of the Purchasers, and each director, officer, employee or agent of the Company, each affiliate of the Company and each person, if any, who controls the Company or any affiliate of the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Sellers.

            (f) The parties hereto agree that it would not be just or equitable if contribution pursuant to this Paragraph 7 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Paragraph 7(e). The remedies provided for in this Paragraph 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

            (g) The Company and the Purchasers agree that the only written information furnished to the Company by or on behalf of any Purchaser expressly for inclusion in the Offering Memorandum consists of (i) the last paragraph on the cover page, (ii) the fourth full paragraph on the page preceding the Offering Memorandum Summary, and (iii) the third, fourth, fifth, sixth, seventh and tenth paragraphs under the caption "Plan of Distribution."

            (h) The Sellers, jointly and severally, agree to indemnify each Purchaser Indemnified Party, and each Purchaser, severally and not jointly, agrees to indemnify each Company Indemnified Party, as a result of any judgment being rendered in connection with the Indenture, the Notes or this Agreement or the Offering Memorandum for which indemnification or contribution is provided pursuant to this Paragraph 7 and such judgment or order being paid in a currency (the "Judgment Currency") other than United States dollars, as a result of any variation as between (i) the rate of exchange at which United States dollars are converted into the Judgment Currency for the purpose of such judgment or order and (ii) the spot rate of exchange in New York City at which the indemnified party on the date of payment of such judgment or order is able to purchase United States dollars with the amount of the Judgment Currency actually received by the indemnified party. The foregoing indemnity shall constitute a separate and independent obligation of the Sellers and the Purchasers and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, United States dollars.

            8. Conditions to Obligation of the Purchasers. The obligations of the several Purchasers to purchase the Notes are subject to the accuracy, when made and on the Delivery Date, of the representations and warranties of the Sellers contained herein, to the performance by the Sellers of their respective obligations hereunder to be performed at or prior to the Delivery Date and to each of the following additional conditions:

            (a) The Purchasers shall not have disclosed to the Company on or prior to the Delivery Date that the Offering Memorandum contains an untrue statement of a fact which, in the reasonable opinion of the Purchasers, is material or omits to state a fact which, in the reasonable opinion of the Purchasers, is material and is necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Company shall not have prepared and distributed any amendment or supplement to the Offering Memorandum either without prior review by, or over the reasonable objection of, the Purchasers; and no change shall have occurred in Rule 144A or Regulation S under the Securities Act which in the reasonable judgment of the Purchasers makes it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Notes on the terms and in the manner contemplated in the Offering Memorandum.

            (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Registration Rights Agreement, the Indenture, the Notes, the Offering Memorandum and all other legal matters relating to this Agreement and the transactions contemplated hereby and thereby shall be reasonably satisfactory in all respects to the Purchasers and their counsel, and the Company shall have furnished to the Purchasers all documents and information that they may reasonably request to enable them to pass upon such matters.

            (c) The Company shall have delivered to the Purchasers a certified copy of the resolutions of the Board of Directors (or any authorized committee thereof, together with the resolutions of the Board of Directors establishing such committee) of the Company and each of the Subsidiary Guarantors approving the creation and issue of the Notes and the Guarantees, respectively, on the terms and conditions of the Indenture and this Agreement and approving the terms hereof and authorizing the execution and delivery of this Agreement, the Registration Rights Agreement, the Indenture, the Notes and all other documents relevant to the issue of the Notes by the Company.

            (d) The Company shall have furnished to the Purchasers the opinion or opinions of Fennemore Craig, P.C., United States counsel to the Company, addressed to the Purchasers and dated the Delivery Date to the effect that:

                  (i) The Indenture has been duly authorized, executed and
            delivered by the Company and the Subsidiary Guarantors and (assuming the due authorization, execution and delivery thereof by the Trustee) constitutes the legal, valid and binding agreement of the Company and each Subsidiary Guarantor, enforceable against the Company and each Subsidiary Guarantor in accordance with its terms, except to the extent that the enforceability thereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws relating to creditors' rights generally, and (B) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  (ii) This Agreement has been duly authorized, executed and delivered by the Company and the Subsidiary Guarantors.

                  (iii) The Registration Rights Agreement has been duly
            authorized, executed and delivered by the Company and the Subsidiary Guarantors and constitutes the legal, valid and binding agreement of the Company and each Subsidiary Guarantor, enforceable against the Company and each Subsidiary Guarantor in accordance with its terms, except to the extent that the enforceability thereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws relating to creditors' rights generally and, (B) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  (iv) The Notes have been duly authorized by all necessary
            corporate action on the part of the Company and have been duly executed by the proper officers of the Company, and, when duly authenticated by the Trustee and delivered as contemplated hereby and by the Indenture, will be valid and binding obligations of the Company enforceable in accordance with their terms and entitled to the benefits of the Indenture; except, in each case, to the extent that the enforceability thereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws relating to creditors' rights generally and, (B) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  (v) The Guarantees have been duly authorized by all necessary corporate action on the part of the Subsidiary Guarantors and have been duly executed by the proper officers of the Subsidiary Guarantors, and, when delivered as contemplated hereby and by the Indenture, will be valid and binding obligations of the Subsidiary Guarantors enforceable in accordance with their terms; except, in each case, to the extent that the enforceability thereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws relating to creditors' rights generally and, (B) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  (vi) The Notes, the Guarantees and the Indenture conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum, and the forms of certificates used to evidence the Notes comply with the requirements of the Securities Act, the Exchange Act and the Trust Indenture Act.

                  (vii) Subject to compliance by the Purchasers with Paragraph
            11 hereof, no authorization, consent or approval of, or other order by, any administrative or governmental, authority or agency or, to the best of such counsel's knowledge, any court is required by or on behalf of the Company in connection with the purchase and sale of the Notes by the Purchasers, except as may have been obtained or may be required by the securities or Blue Sky laws of any state of the United States.

                  (viii) The statements in the Offering Memorandum under the caption "Certain Federal Income Tax Consequences" are correct in all material respects.

                  (ix) No registration of the Notes or the Guarantees under the
            Securities Act and no qualification of an indenture under the Trust Indenture Act is required in connection with the offer and sale of the Notes in the manner contemplated by the Offering Memorandum, this Agreement and the other arrangements made to restrict offers and sales of the Notes.

                  (x) The Company is not and will not as a result of the offer and sale of the Notes be (i) an "investment company" or a company "controlled" by an investment company within the meaning of the United States Investment Company Act of 1940, as amended, (ii) a "holding company" or a "subsidiary company" of a holding company or an "affiliate" thereof within the meaning of the United States Public Utility Holding Company Act of 1935, as amended, or (iii) subject to regulation under the United States Federal Power Act or any federal or state statute or regulation limiting its ability to incur indebtedness for borrowed money.

In addition, such counsel shall state that such counsel has participated in the preparation of the Offering Memorandum, including conferences with officers and other representatives of the Company and its subsidiaries, and representatives of the independent public accountants of the Company and its subsidiaries, at which conferences the contents of the Offering Memorandum and related matters were discussed and, although they are not passing upon the accuracy or completeness of the statements contained in the Offering Memorandum (except as specified in 8(d)(vi) and (viii) above), on the basis of the foregoing, nothing has come to the attention of such counsel which gives them reason to believe that the Offering Memorandum, as of its date and at the Delivery Date (except as to the information provided to the Company described in Section 7(g) and the financial statements, financial data and supporting schedules contained or incorporated therein, as to which such counsel need express no opinion), contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of circumstances in which made, not misleading. The aforementioned opinion shall be limited to the Federal laws of the United States of America, the laws of the State of Arizona and the general corporate law of the

State of Delaware. Such counsel may rely on opinions of local counsel satisfactory to UBS with respect to matters of law of jurisdictions other than the State of Arizona.

            (e) The Company shall have furnished to the Purchasers the opinion or opinions of Morgan Gust, Esq., Vice President, General Counsel and Secretary to the Company, addressed to the Purchasers and dated the Delivery Date to the effect that:

                  (i) The Company has been duty incorporated and is validly
            existing as a corporation in good standing under the laws of the State of Delaware; has the corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Offering Memorandum; and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a Material Adverse Effect.

                  (ii) Each Subsidiary Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation; has the corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Offering Memorandum; and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a Material Adverse Effect. All the issued and outstanding capital stock of each Subsidiary Guarantor is owned, directly or indirectly, by the Company, and, to the knowledge of such counsel, free and clear of any Lien.

                  (iii) The descriptions in the Offering Memorandum of statutes, legal and governmental proceedings, contracts and other documents are accurate and fairly present the information which, to such counsel's knowledge, is required to be shown; and such counsel does not know of any statutes or legal or governmental proceedings required to be described in the Offering Memorandum that are not described as required, or of any contracts or documents of a character required to be described in the Offering Memorandum that are not described as required.

                  (iv) To the best of such counsel's knowledge, neither the
            Company nor any Subsidiary Guarantor is in violation of its charter or bylaws, and to the best of such counsel's knowledge neither the Company nor any Subsidiary Guarantor is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any material Contract or any applicable law, administrative regulation or administrative or court order or decree known to such counsel, which violation or default would have a Material Adverse Effect.

                  (v) To the best of such counsel's knowledge, the issuance and delivery of the Notes and the Guarantees, the execution and delivery of this Agreement, the Registration Rights Agreement and the Indenture and the consummation of the transactions contemplated herein and therein, will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any Lien upon any material property or assets of the Company or any Subsidiary Guarantor pursuant to any material Contract.

                  (vi) The issuance and delivery of the Notes and the
            Guarantees, the execution and delivery of this Agreement, the Registration Rights Agreement and the Indenture and the consummation of the transactions contemplated herein and therein, will not result in any violation of the provisions of the charter or bylaws of the Company or any Subsidiary Guarantor or, to the best of such counsel's knowledge, any material applicable law, administrative regulation, administrative or court order or decree known to such counsel.

            In addition, such counsel shall state that such counsel has reviewed the sections of the Offering Memorandum under the captions "Business - Legal Matters" and "Business - Other Matters - Regulatory, Environmental and Other Matters Affecting Refining and Marketing," and, on the basis of such review, to the best of such counsel's knowledge, such sections of the Offering Memorandum, as of the date of the Offering Memorandum and at the Delivery Date, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which made, not misleading. The aforementioned opinion shall be limited to the Federal law of the United States of America, the laws of the State of Arizona and the corporate law of the State of Delaware. Such counsel may rely on opinions of local counsel satisfactory to UBS with respect to matters at law of jurisdictions other than the State of Arizona. Such counsel may rely on certificates of good standing and foreign qualification from appropriate state officials with respect to opinions regarding good standing and foreign qualification.

            (f) The Company shall have furnished to the Purchasers on the Delivery Date a certificate, dated the Delivery Date, of the President or a Vice President and the principal financial or accounting officer of the Company stating that to the best of their knowledge based on reasonable investigation, the representations and warranties of the Sellers in Paragraph 1 are true and correct as of the Delivery Date; and the Sellers have complied with all the agreements and satisfied all the conditions on their part to be performed or satisfied at or prior to the Delivery Date.

            (g) The Company shall have furnished to the Purchasers on the Delivery Date an agreed upon procedures letter (the "procedures letter") of Deloitte & Touche LLP, addressed to the Purchasers and dated the Delivery Date, (i) confirming that they are independent public accountants within the meaning of, and are in compliance with the applicable requirements relating to the qualification of accountants under, Rule 101 of the Rules of Conduct of the American Institute of Certified Public Accountants and (ii) stating, as of the date of the procedures letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than five days prior to the date of the procedures letter), the findings of such firm with respect to the financial information included or incorporated by reference in the Offering Memorandum and such other matters as the Purchasers may reasonably request.

            (h) The Purchasers shall have received the opinion of Andrews & Kurth L.L.P., its U.S. counsel, with respect to the Securities, the Offering Memorandum and other related matters the Purchasers may reasonably request.

            (i) The Notes shall have been accepted for (i) settlement through the facilities of DTC, and (ii) if applicable, settlement through the facilities of Cedel and Euroclear.

            (j) The Sellers shall have furnished to the Purchasers such further certificates and documents, including certificates of officers of the Subsidiary Guarantors, as the Purchasers shall have reasonably requested.

            (k) The Sellers shall have executed and delivered the Registration Rights Agreement.

            All opinions, letters, evidences and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to Andrews & Kurth L.L.P., U.S. counsel to the Purchasers.

            9. Stabilization. The Purchasers may, at their discretion, to the extent permitted by applicable law, make purchases and sales of the Notes for their own accounts in the open market or otherwise for long or short account, on such terms as they deem advisable in connection with the distribution of the Notes, with a view to stabilizing or maintaining the market price of the Notes at a level other than that which might otherwise prevail on the open market. Such transactions, if commenced, may be discontinued at any time. In such circumstances, as between the Company, on the one hand, and the Purchasers, on the other hand, the Purchasers shall act as principal, and any loss resulting from stabilization shall be borne, and any profit arising therefrom and any sum received by it shall be beneficially retained, by the Purchasers for their own account.

            10. Termination. The Purchasers, in their absolute discretion, may terminate this Agreement by notice given to and received by the Company at any time before payment is made to the Company on the Delivery Date (i) if there has been, since the respective dates as of which information is given in the Offering Memorandum, any Material Adverse Change, which is in the reasonable judgment of the Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Notes on the terms and in the manner contemplated by the Offering Memorandum or (ii) if trading in any securities of the Company has been suspended by the Commission or a national securities exchange or the NASD, or if trading generally has been suspended or materially limited on or by the American Stock Exchange, the New York Stock Exchange or the NASD or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or of the NASD or any other governmental authority, or (iii) if a banking moratorium has been declared by either Federal, New York or California authorities in the United States or authorities in London. In addition, notwithstanding anything contained in this Agreement the Purchasers may by notice to the Company terminate this Agreement at any time before the time on the Delivery Date when payment would otherwise be due under this Agreement to the Company in respect of the Notes if, in the opinion of the Purchasers, there shall have been such a change in national or international financial, political or economic conditions or currency exchange rates or exchange controls or any calamity or crisis as would in their reasonable judgment be likely to prejudice the success of the offering and distribution of the Notes as contemplated by the Offering Memorandum or dealings in the Notes in the secondary market. Upon any termination notice being given under this Paragraph 10, the parties to this Agreement shall (except for the respective liabilities of the Company and the Purchasers in relation to expenses and indemnification and contribution as provided in Paragraph 6 and Paragraph 7, respectively, and except for any liability arising before or in relation to such termination) be released and discharged from their respective obligations under this Agreement.

            11. Representations, Warranties and Agreements of the Purchasers. Each Purchaser severally represents, warrants and agrees that:

            (a) The Purchasers understand that the Notes have not been and will not be registered under the Securities Act; the Notes have not been and will not be offered or sold by a Purchaser or its affiliates or persons acting on its behalf except in accordance with Regulation S under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act. The Purchasers have offered and sold the Notes and will offer and sell the Notes, (i) as part of their distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Notes and the Delivery Date (the "restricted period"), only in accordance with the provisions of Regulation S, Rule 144A under the Securities Act or to institutional "accredited investors," as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act. Accordingly, no Purchaser, nor their affiliates nor any persons acting on their behalf has engaged or will engage in any directed selling efforts with respect to the Notes, and they have complied and will comply with any applicable offering restrictions requirement of Regulation S with respect to the Notes. Each Purchaser will have sent, at or prior to confirmation of sale of Notes pursuant to Regulation S, to each distributor, dealer or person receiving a selling concession, fee or other remuneration in respect of the Notes from it during the restricted period a confirmation or notice to substantially the following effect:

            "The Notes covered hereby have not been registered under the United States Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold within the United States or to, or for the account or benefit of, United States persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S or Rule 144A under the Securities Act. Terms used in this paragraph have the meanings given to them by Regulation S."

Terms used in this paragraph (a) have the meanings given to them by Regulation
S.

            (b) No action has been taken or will be taken in any country or jurisdiction by a Purchaser (either on its own account or as agent for the Company) either in connection with an offering of the Notes or in connection with the possession or distribution of the Offering Memorandum or any other offering material relating to the Notes which requires any action to be taken or filing or registration to be made for that purpose in any country or jurisdiction, or which would result in the material breach of any applicable rules or regulations or the like (whether by a Purchaser or the Company) in any such country or jurisdiction. Each Purchaser will comply in all material respects with all applicable laws and regulations in each jurisdiction in which it purchases, offers, sells or delivers Notes or has in its possession or distributes or causes or permits to be distributed the Offering Memorandum or any other offering material.

            (c) No Purchaser will offer or sell the Notes in the United States by means of any form of general solicitation or general advertising within the meaning of Section 502(c) under the Securities Act; provided, however, that such limitation shall not preclude the placing of any customary tombstone advertisement with respect to the resale of the Notes following the expiration of the restricted period. With respect to resales made in reliance on Rule 144A of any of the Notes, each Purchaser will deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Notes has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

            (d) (i) No Purchaser has offered or sold nor will any Purchaser offer or sell in the United Kingdom any Notes other than to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses (except in circumstances that do not constitute an offer to the public within the meaning of the Public Offers of Securities Regulations
      1995), (ii) each Purchaser has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom, and (iii) each Purchaser has only issued or passed on and will only issue or pass on to any person in the United Kingdom, any document received by it in connection with the issuance of the Notes if that person is of a kind described in Article 11(3) of The Financial Services Act 1986 (Investment Advertisements) (Exemption) Order 1995 or is a person to whom the document may otherwise be lawfully issued or passed on.

            The Company acknowledges and agrees that the Purchasers may, subject to the provisions of this Paragraph 11, offer Notes to other brokers and dealers for resale by such brokers and dealers.

            12. Survival of Representations, Warranties and Agreements. The representations, warranties and agreements and other statements of any person set forth in or made pursuant to this Agreement shall survive the delivery of and payment for the Notes and shall remain in full force and effect as made on the Delivery Date regardless of any investigation made by or on behalf of any person referred to in Paragraph 7. The provisions of Paragraphs 6 and 7 shall survive the termination or cancellation of this Agreement.

            13. Notices. Any notice or notification in any form to be given hereunder shall be in writing and shall be delivered in person or sent by telephone or facsimile transmission (but in the case of a notification by telephone, with subsequent confirmation by letter or facsimile transmission). Any notice or notification to the Company or any Subsidiary Guarantor shall be addressed to or in care of the Company at:

            Giant Industries, Inc.
            23733 North Scottsdale Road
            Scottsdale, Arizona 85255
            Attention: General Counsel
            Telecopy No: (602) 585-8985

Any notice or notification to the Initial Purchaser or to the Purchasers shall be addressed to it or them at:

            c/o UBS Securities LLC
            299 Park Avenue

            New York, NY 10171-0026
            Telecopy No: (212) 821-3285

Any notice or notification shall take effect at the time of receipt.

            14. Benefit. This Agreement shall be binding upon the Purchasers, the Sellers and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that
(a) the representations, warranties, indemnities and agreements of the Sellers contained in this Agreement shall also be deemed to be for the benefit of each Purchaser Indemnified Party and (b) the representations, warranties, indemnities and agreements of the Purchasers contained in Paragraph 7 hereof shall be deemed to be for the benefit of each Company Indemnified Party. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Paragraph 14, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. This Agreement shall not be assigned by any party hereto without the prior written consent of the other parties hereto.

            15. Miscellaneous. This Agreement shall be governed by and construed in accordance with the internal (and not the conflict) laws of the State of New York. This Agreement may be executed in one or more counterparts, and if executed in more than one counterpart, the executed counterparts shall together constitute a single instrument. The descriptive headings in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof Time shall be of the essence of this Agreement.

            If the foregoing is in accordance with the Purchasers' understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Sellers and the Purchasers in accordance with its terms.

                                  Very truly yours,

                                  THE COMPANY:

                                  GIANT INDUSTRIES, INC.,
                                  a Delaware corporation



                                  By:  /s/ A. Wayne Davenport
                                      ------------------------
                                      Name: A. Wayne Davenport
                                      Title:Vice President


                                  THE SUBSIDIARY GUARANTORS:

                                  GIANT INDUSTRIES ARIZONA, INC.,
                                  an Arizona corporation



                                  By:  /s/ A. Wayne Davenport
                                      ------------------------
                                      Name: A. Wayne Davenport
                                      Title:Vice President


                                  GIANT EXPLORATION
                                  & PRODUCTION COMPANY,
                                  a Texas corporation



                                  By:  /s/ A. Wayne Davenport
                                      ------------------------
                                      Name: A. Wayne Davenport
                                      Title:Vice President


                                  CINIZA PRODUCTION COMPANY,
                                  a New Mexico corporation



                                  By:  /s/ A. Wayne Davenport
                                      ------------------------
                                      Name: A. Wayne Davenport
                                      Title:Vice President


                                  GIANT STOP-N-GO OF NEW MEXICO, INC.,
                                  a New Mexico corporation



                                  By:  /s/ A. Wayne Thompson
                                      ------------------------
                                      Name: A. Wayne Davenport
                                      Title:Vice President


                                  GIANT FOUR CORNERS, INC.
                                  an Arizona corporation



                                  By:  /s/ A. Wayne Thompson
                                      ------------------------
                                      Name: A. Wayne Davenport
                                      Title:Vice President


                                  PHOENIX FUEL CO., INC.
                                  an Arizona corporation



                                  By:  /s/ A. Wayne Davenport
                                      ------------------------
                                      Name: A. Wayne Davenport
                                      Title:Vice President

                                  SAN JUAN REFINING COMPANY,
                                  a New Mexico corporation



                                  By:  /s/ A. Wayne Davenport
                                      ------------------------v
                                      Name: A. Wayne Davenport
                                      Title:Vice President


                                  GIANT MID-CONTINENT, INC.,
                                  an Arizona corporation



                                  By:  /s/ A. Wayne Davenport
                                      ------------------------
                                      Name: A. Wayne Davenport
                                      Title:Vice President

THE PURCHASERS:

The foregoing Purchase Agreement is hereby confirmed and accepted as of the date first above written.

UBS SECURITIES LLC
DONALDSON, LUFKIN & JENRETTE
   SECURITIES CORPORATION
BANCAMERICA SECURITIES, INC.
JEFFERIES & COMPANY, INC.

By:  UBS Securities LLC



     By:  /s/ Susan Ward
        ----------------------------
        Name: Susan Ward
        Title:   Managing Director

                                   SCHEDULE I


INITIAL PURCHASERS                                                 PRINCIPAL
                                                                 AMOUNT OF NOTES
                                                               --------------

UBS Securities LLC...........................................     $75,000,000

Donaldson, Lufkin & Jenrette Securities Corporation..........      45,000,000

BancAmerica Securities, Inc..................................      15,000,000

Jefferies & Company, Inc.....................................      15,000,000
                                                               --------------

                                                                 $150,000,000
                                                               ==============